Exhibit 10(o)(9)
                     GUARANTY OF OBLIGATIONS
                   OF TENANT PURSUANT TO LEASE

     In consideration of the execution of SOUTH COAST PLAZA, a California partnership ("Landlord"), of that certain lease dated October 30, 1996 (the "Lease") between Landlord, as landlord, and ASHWORTH STORE III, INC., a Delaware corporation, as Tenant ("Tenant"), and as an inducement to Landlord to execute the Lease, the undersigned hereby guarantee(s) to Landlord and to its successors and assigns, the payment by Tenant when due of the rent and all other sums provided for in the Lease and the due performance by Tenant of all of the provisions of the Lease and any and all modifications or extensions thereof. In the event of Tenant's failure, or the failure of its successors or assigns, if any, to pay said sums or to render any other performance required of Tenant, when due, the undersigned will forthwith pay all amounts that may be due and will forthwith perform all of the provisions of said Lease to be performed by Tenant and pay all damages that may result from the non-performance thereof by Tenant. The undersigned hereby consent(s) to and waive(s) notice of any extensions of time for performance which Landlord may grant to Tenant and to any modifications or amendments of said Lease or extensions or renewals of the term thereof to which Landlord and Tenant, or their successors and assigns, may agree.

     The undersigned waive(s) notice of acceptance of this Guaranty and of any default in the payment of rent, additional rent or any other amounts contained or reserved in said Lease, and notice of any breach or non-performance of any of the covenants, conditions or agreement contained in said Lease.

     The undersigned further agree(s) that the liability under this Guaranty of the undersigned shall be primary, and that in any right of action which may accrue to Landlord, its successors or assigns, under said Lease or this Guaranty, Landlord and its successors or assigns, at their option may proceed against the undersigned without having taken or commenced any action or obtained any judgment against Tenant and without applying any security deposit or other property of Tenant or any other person held as collateral security for the performance of the obligations of Tenant under the Lease or otherwise to the discharge of the obligations of Tenant under the Lease. The undersigned waive(s) any right to require Landlord to pursue any remedy in Landlord's power against Tenant and waive(s) as defenses to the obligations hereunder the pleading or defense of any statute of limitations. Any partial payment, performance or other circumstance which operates to toll any statute of limitations as to Tenant shall operate to toll the statute of limitations as to the undersigned under this Guaranty.

     The undersigned agree(s) that in the event Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or similar relief under any present or future provision of the Federal Bankruptcy Code, or any other act for the relief of debtors or any similar acts or law, or if such a petition filed by creditors of Tenant shall be approved by a Court, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law or if a receiver of all or part of Tenant's property and assets is appointed by any state or federal court, and in any such proceeding the lease shall be terminated or rejected, or the obligations of tenant thereunder shall be modified, the undersigned shall immediately (a) pay to Landlord, or its successors or assigns, an amount equal to all unpaid rent and other amounts accrued under the Lease to the date of such termination, rejection or modification, plus (b), at the option of Landlord, its successors and assigns, either (I) pay to Landlord, or its successors or assigns, an amount equal to the then cash value of the rent which would have been payable under the Lease for the unexpired portion of the term of the lease if it had not been terminated, rejected or modified, less the then cash rental value of the premises which are the subject of the Lease for such unexpired portion of the term of the Lease, taking into consideration the Lease as modified, if such is the case, or (ii) if the Lease is terminated or rejected, execute and deliver to Landlord, or its successors or assigns, a new lease with the undersigned as tenant for the balance of the term and upon the same terms and conditions as the terminated or rejected Lease, and will pay Landlord interest on the amounts which become payable and are designated in (a) and (b)(I)above at the maximum per annum rate then chargeable by Landlord under the then applicable usury law from the date of such termination, rejection or modification to the date of payment, including any period of time after any breach by the undersigned hereunder.

     Neither the obligation of the undersigned to make payment in accordance with the terms of the Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Tenant, or its estate in bankruptcy, or otherwise, or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the Federal Bankruptcy Code or any other statute, or from the decision of any Court.

     Landlord may, without notice to or demand upon the undersigned and without affecting the obligation of the undersigned hereunder, take and hold security for the obligations under this Guaranty and the Lease, add to, exchange or release any such security, apply or realize upon such security as Landlord determines and release, add or substitute any one or more guarantors should more than one person or entity be or become liable on this Guaranty. Landlord may exercise any right or remedy it may have against Tenant or any security held by Landlord without impairing the obligation of the undersigned on this Guaranty, and the undersigned waive(s) any defense arising out of the absence, impairment or loss of any right of reimbursement, subrogation or other remedy of the undersigned against Tenant or any such security, whether resulting from any election by Landlord or otherwise. Landlord may apply all payments received by Landlord from Tenant or any guarantor in such manner and in such priority as Landlord determines.

     The undersigned assume(s) the reasonability to keep informed of the financial condition of Tenant and all other circumstances bearing upon the risk of non-payment or nonperformance by Tenant under the Lease, and agree(s) that absent a request for such information by the undersigned, Landlord shall have no duty to advise the undersigned of information known to Landlord regarding such condition or circumstances. If the undersigned is a natural person, liability of the undersigned under this Guaranty shall not be terminated by the death of the undersigned, and all obligations of Tenant existing prior to the death of the undersigned or thereafter accruing shall survive and be payable by the surviving undersigned, if any, or by the estate of the undersigned. This Guaranty shall bind the undersigned, and its or their heirs, representatives, successors and assigns. If this Guaranty is executed by more than one person or entity, the liability of the undersigned hereunder shall be joint and several.

     Should any action at law or in equity be filed or instituted to construe the terms of, for the breach of, to enforce the terms of, or to interpret or declare the rights of the parties under this Guaranty, the successful party in such action shall, in addition to all other relief afforded to the successful party, recover its costs and expenses (whether or not taxable) and reasonable attorney's fees incurred in such action.

     The undersigned agree(s) that this Guaranty is made and executed under and shall be construed in accordance with the laws of the State of California, that the Courts of the State of California shall have jurisdiction of any action brought upon this Guaranty and that venue may be placed in the Superior Court of the County of Orange with service of process in accordance with the California Code of Civil Procedure as then in effect. In addition, the arbitration provision contained in the Lease is hereby incorporated into and made a part of the Guaranty by this reference.

     Landlord may, with or without notice to the undersigned, assign this Guaranty in whole or in part. The undersigned expressly waive(s) the provisions of Section 2845 of the Civil Code of California.

     All notices required or permitted pursuant to this Guaranty shall be in writing and shall be personally served or sent by registered or certified mail, return receipt requested to Landlord at its address pursuant to the Lease or to the undersigned at the address set forth below the signature of the undersigned. Any notice personally served shall be effective upon delivery. Any notice sent by registered or certified mail, properly addressed, postage prepaid and deposited in the United
States mail in the State of California shall be effective on the date of delivery, refusal or non-delivery indicated on the return receipt. Either Landlord or the undersigned may change its address for notices by written notice to the other(s) pursuant to this paragraph.

     EXECUTED this 15th day of November, 1996.

                    ASHWORTH, INC., a Delaware corporation

                    By:_/s/ Gerald W.Montiel___________________

                    Title:_________CEO_________________

                    By:_____________________________________

                    Title:____________________________________

                    Address for Notices:

                    ______________________________________
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